UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): March 16, 2005 (November 15, 2004)

COMDIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9023	94-2443673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Road Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 7, 2004, Comdial Corporation (the “Company”) received notification from representatives of Ernst & Young LLP (“E&Y”) of their decision to terminate the client-auditor relationship between the Company and E&Y effective upon the filing of the Company’s Form 10-Q for the period ended September 30, 2004. The Company filed its From 10-Q for the period ended September 30, 2004 on November 15, 2004, thus triggering the effective date of the termination of the relationship.

The reports of E&Y on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope or accounting principles other than the mention of the consistency matter arising from the change in accounting for goodwill in the year ended December 31, 2002, pursuant to the new Statement of Financial Accounting Standard No. 142.

During the fiscal years ended December 31, 2003 and 2002, and through November 15, 2004, there were (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter in connection with their opinion on the Company’s consolidated financial statements for such years; and (ii) there were no reportable events other than the internal control weaknesses in the Company’s financial statement close process related to debt agreements, that led to the restatement of our unaudited interim financial statements as of and for the three month period ended March 31, 2004, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of this current report on Form 8-K/A prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 to this current report on Form 8-K/A is a copy of E&Y’s letter to the Securities and Exchange Commission dated March 16, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from E&Y to the Securities and Exchange Commission dated March 16, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMDIAL CORPORATION

By:	/s/ Kenneth M. Clinebell
Kenneth M. Clinebell
Chief Operating Officer
Chief Financial Officer and
Senior Vice President

Dated : March 16, 2005

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from E&Y to the Securities and Exchange Commission dated March 16, 2005

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